Exhibit 10.2


                                                                  EXECUTION COPY


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 1 TO GUARANTY AGREEMENT

            THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO GUARANTY AGREEMENT (this "Amendment") is being executed and delivered as of March 21, 2005 by and among Watts Water Technologies, Inc., a Delaware corporation (the "Company"), Watts Industries Europe B.V., a private company with limited liability organized under the laws of The Netherlands (the "Initial Designated Borrower"), each of the Subsidiary Guarantors named as signatories hereto, the several financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the "Lenders") and Bank of America, N.A. ("Bank of America"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement as defined below.

                                   W I T N E S S E T H:

            WHEREAS, the Company, the Initial Designated Borrower, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of September 23, 2004 (the "Credit Agreement"), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to or for the benefit of the Company and the Initial Designated Borrower;

            WHEREAS, the Company, the Initial Designated Borrower and certain Subsidiaries of the Company have executed that certain Guaranty Agreement, dated as of September 23, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement"), in favor of the Administrative Agent;

            WHEREAS, pursuant to Section 2.14(c) of the Credit Agreement, the Initial Designated Borrower has (i) agreed to be jointly and severally liable for the Obligations of the Company and each other Designated Borrower and (ii) executed the Guaranty Agreement, pursuant to which the Initial Designated Borrower provided an unconditional guaranty of the Obligations of the Company and each other Designated Borrower;

            WHEREAS, pursuant to Section 6.15 of the Credit Agreement, Watts Cazzaniga S.p.A., a private company with limited liability organized under the laws of Italy ("Watts Cazzaniga"), Watts Londa S.p.A., a private company with limited liability organized under the laws of Italy ("Watts Londa"), Watts Intermes S.r.l., a private company with limited liability organized under the laws of Italy ("Watts Intermes"), and Giuliani Anello S.r.l., a private company with limited liability organized under the laws of Italy ("Giuliani Anello" and, collectively with Watts Cazzaniga, Watts Londa and Watts Intermes, the "Foreign Subsidiary Guarantors"), executed Supplements to the Guaranty Agreement, dated as of November 19, 2004, pursuant to which the Foreign Subsidiary Guarantors provided an unconditional guaranty of the Obligations of the Company and the Designated Borrowers; and

            WHEREAS, the Company, the Initial Designated Borrower and the Foreign Subsidiary Guarantors have requested that that Lenders and the Administrative Agent, and subject to the terms and conditions set forth herein, the Lenders and the Administrative Agent have agreed to, (i) amend the Credit Agreement to provide that Designated Borrowers that are Foreign Subsidiaries of the Company (such Designated Borrowers, "Foreign Designated Borrowers") shall be required to deliver an unconditional guaranty only of the Obligations of Foreign Designated Borrowers and (ii) amend the Guaranty Agreement to provide that Foreign Subsidiaries of the Company party thereto shall provide an unconditional guaranty only of Obligations of Foreign Designated Borrowers;

            NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Initial Designated Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent, such parties hereby agree as follows:

            1. Amendment to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Paragraph 3 of this Amendment, the Credit Agreement is hereby amended as follows:

            (a) The Credit Agreement is hereby amended to delete the first sentence of Section 2.03(i) thereof in its entirety and to replace such sentence with the following sentence:

      Each Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, in Dollars, a Letter of Credit fee (the "Letter of Credit Fee") for each Letter of Credit issued at the request of such Borrower equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit.

            (b) Section 2.03(j) of the Credit Agreement is hereby amended to (i) delete therefrom the phrase: "The Borrowers shall, jointly and severally, pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit" and insert therefor the following phrase:
"Each Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit issued at the request of such Borrower" and (ii) delete therefrom the phrase "In addition, the Borrowers shall, jointly and severally, pay directly to the L/C Issuer for its own account, in Dollars" and insert therefor the following phrase: "In addition, each Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, with respect to each Letter of Credit issued at the request of such Borrower".

            (c) The Credit Agreement is hereby amended to delete Section 2.14(c) thereof in its entirety and to replace such provision with the following provision:

            "(c) Concurrently with the delivery of each Designated Borrower Request and Assumption Agreement, the related Applicant Borrower shall execute and deliver to the Administrative Agent a counterpart of the Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate in order for such Subsidiary to provide an unconditional guaranty of the Obligations of each other Borrower (in the case of any Designated Borrower that is a Domestic Subsidiary of the Company) or each other Foreign Designated Borrower (in the case of any Designated Borrower that is a Foreign Subsidiary of the Company), in form, content and scope reasonably satisfactory to the Administrative Agent."

            (d) Section 6.15 of the Credit Agreement is hereby amended to delete therefrom the phrase "unconditional guaranty of the Obligations of the Borrowers" and insert therefor the following phrase: "unconditional guaranty of the Obligations of the each Designated Borrower that is a Foreign Subsidiary of the Company".

            2. Amendments to Guaranty Agreement. Subject to the satisfaction of each of the conditions set forth in Paragraph 3 of this Amendment, the Guaranty Agreement is hereby amended as follows:

            (a) The Guaranty Agreement is hereby amended to delete the last preliminary statement thereto in its entirety and to replace such statement with the following statement:

            "WHEREAS, in order to induce Administrative Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Loans and other financial accommodations as provided for in the Credit Agreement, (i) the Company, each Designated Borrower that is a Domestic Subsidiary of the Company (each such Designated Borrower, a "Domestic Designated Borrower") and each Subsidiary Guarantor that is a Domestic Subsidiary of the Company (such Subsidiary Guarantors, together with the Company and the Domestic Designated Borrowers, the "Domestic Guarantors") have agreed to guarantee payment of the Obligations of all of the Borrowers and (ii) each Designated Borrower that is a Foreign Subsidiary of the Company (each such Designated Borrower, a "Foreign Designated Borrower") and each Subsidiary Guarantor that is a Foreign Subsidiary of the Company (such Subsidiary Guarantors, together with the Foreign Designated Borrowers, the "Foreign Guarantors") have agreed to guarantee payment of the Obligations of all of the Foreign Designated Borrowers;"

            (b) Section 1 of the Guaranty Agreement is hereby amended to delete the first sentence thereof in its entirety and to replace such sentence with the following provision:

      "Each Domestic Guarantor hereby, jointly and severally, absolutely and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of all of the Borrowers to the Administrative Agent, the Lenders, the L/C Issuer and the Affiliates of the foregoing to whom Obligations are owed, and the respective successors, endorsees, transferees and assigns of each of the foregoing (each a "Holder of Obligations" and collectively the "Holders of Obligations") (including all renewals, extensions and modifications thereof and all costs, reasonable attorneys' fees and expenses incurred by the Holders of Obligations in connection with the collection or enforcement thereof) (collectively, the "Guaranteed Obligations"). Each Foreign Guarantor hereby, jointly and severally, absolutely and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of all of the Foreign Designated Borrowers to the Holders of Obligations (including all renewals, extensions and modifications thereof and all costs, reasonable attorneys' fees and expenses incurred by the Holders of Obligations in connection with the collection or enforcement thereof) (collectively, the "Guaranteed Foreign Obligations"; it being understood that all references to the "Guaranteed Obligations" herein (except in the first sentence of Section 10, in which instance the reference to "Guaranteed Obligations" shall refer to all existing and future Obligations of all of the Borrowers to the Holders of Obligations) shall, in the case of any Foreign Guarantor, refer only to the Guaranteed Foreign Obligations)."

            (c) Section 2 of the Guaranty Agreement is hereby amended to insert at the end of the last sentence thereof the following proviso: "; provided, that no Foreign Guarantor shall be liable for any indemnity for (or otherwise with respect to) any taxes paid by a Holder of Obligations in respect of a payment received from any Domestic Guarantor".

            (d) Section 12 of the Guaranty Agreement is hereby amended to insert at the end of the first sentence thereof the following proviso: "; provided, that no Foreign Guarantor shall be liable for any expenses in any way related to the enforcement or protection of the rights of the Holders of Obligations hereunder against any Domestic Guarantor".

            2. Effectiveness of this Amendment; Condition Precedent. The provisions of Paragraphs 1 and 2 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon the receipt by the Administrative Agent of an originally-executed counterpart of this Amendment executed and delivered by duly authorized officers of the Company, the Initial Designated Borrower, each Subsidiary Guarantor, each Lender and the Administrative Agent.

            3. Representations and Warranties. The Company, the Initial Designated Borrower and each Subsidiary Guarantor hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against each such party in accordance with its terms, (ii) there is no consent, approval or other requirement known to such Loan Party which could reasonably be expected to impair or materially delay such Loan Party's ability to perform its obligations under this Amendment or the Credit Agreement or Guaranty Agreement as proposed to be amended hereby and (iii) after giving effect to the provisions of Paragraphs 1 and 2 of this Amendment, no Event of Default will be continuing.

            4. Reaffirmation, Ratification and Acknowledgment; Reservation. The Company, the Initial Designated Borrower and each Subsidiary Guarantor hereby
(a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party,
(b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent's or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company, the Initial Designated Borrower or such Subsidiary Guarantors with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement and the Guaranty Agreement are in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Administrative Agent and the Lenders. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

            5. Effect on the Credit Agreement and the Guaranty Agreement. Upon the effectiveness of this Amendment, on and after the date hereof, (i) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby and (ii) each reference in the Guaranty Agreement to "this Guaranty," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Guaranty Agreement, as amended and modified hereby.

            6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            7. Administrative Agent's Expenses. The Company hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

            8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

            9. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.


                                         * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       WATTS WATER TECHNOLOGIES, INC.


                                       By:  /s/ William C. McCartney
                                           --------------------------
                                       Name: William C. McCartney
                                       Title: Chief Financial Officer


                                       WATTS INDUSTRIES EUROPE B.V.


                                       By:  /s/ Johan van Kouterik
                                           --------------------------
                                       Name: Johan van Kouterik
                                       Title: Vice President & CFO



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

SUBSIDIARY GUARANTORS:

WATTS REGULATOR CO.                           WATTS PREMIER, INC.


By: /s/ William C. McCartney                  By: /s/ William C. McCartney
    ---------------------------                   ---------------------------
Name: William C. McCartney                    Name: William C. McCartney
Title: VP Finance                             Title: Treasurer

ANDERSON-BARROWS METALS CORPORATION           WATTS CAZZANIGA S.P.A.


By: /s/ William C. McCartney                  By: /s/ Johan van Kouterik
    ---------------------------                   ---------------------------
Name: William C. McCartney                    Name: Johan van Kouterik
Title: VP Finance                             Title: Vice President & CFO

WEBSTER VALVE, INC.                            WATTS LONDA S.P.A.


By: /s/ William C. McCartney                   By: /s/ Johan van Kouterik
    ---------------------------                    ---------------------------
Name: William C. McCartney                     Name: Johan van Kouterik
Title: VP Finance                              Title: Vice President & CFO

HUNTER INNOVATIONS, INC.                       WATTS INTERMES S.R.L.


By: /s/ William C. McCartney                   By: /s/ Johan van Kouterik
    ---------------------------                    ---------------------------
Name: William C. McCartney                     Name: Johan van Kouterik
Title: Chief Financial Officer                 Title: Vice President & CFO

WATTS DISTRIBUTION COMPANY, INC.               GIULIANI ANELLO S.R.L.


By: /s/ William C. McCartney                   By: /s/ Johan van Kouterik
    ---------------------------                    ---------------------------
Name: William C. McCartney                     Name: Johan van Kouterik
Title: Treasurer                               Title: Vice President & CFO

WATTS RADIANT, INC.


By: /s/ William C. McCartney
    ---------------------------
Name: William C. McCartney
Title: Treasurer



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         BANK OF AMERICA, N.A., as

                                         Administrative Agent


                                         By:  /s/ David A Johanson
                                             ----------------------
                                         Name:  David A. Johanson
                                         Title:  Vice President


                                         BANK OF AMERICA, N.A., as a Lender


                                         By:  /s/ Jennifer L. Gerdes
                                             ----------------------
                                         Name:  Jennifer L. Gerdes
                                         Title: Senior Vice President



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         JPMORGAN CHASE BANK, N.A.,
                                         as a Lender


                                         By:  /s/ Peter M. Killea
                                             ----------------------
                                         Name:  Peter M. Killea
                                         Title:  Vice President



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as a Lender


                                         By:  /s/ Sarah T. Warren
                                             ----------------------
                                         Name:  Sarah T. Warren
                                         Title:  Director



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         KEYBANK NATIONAL ASSOCIATION,
                                         as a Lender


                                         By:  /s/ Thomas J. Purcell
                                             ----------------------
                                         Name:  Thomas J. Purcell
                                         Title:  Senior Vice President



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         SUNTRUST BANK, as a Lender


                                         By:  /s/ Robert W. Maddox
                                             ----------------------
                                         Name:  Robert W. Maddox
                                         Title:  Vice President



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         HSBC BANK USA, N.A., as a Lender


                                         By:  /s/ Dan Lobdell
                                             ----------------------
                                         Name:  Dan Lobdell
                                         Title:  Vice President



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         LASALLE BANK NATIONAL ASSOCIATION,
                                         as a Lender


                                         By:  /s/ Gary A. Pirri
                                             ----------------------
                                         Name:  Gary A. Pirri
                                         Title:  Senior Vice President



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         CITIZENS BANK OF MASSACHUSETTS,
                                         as a Lender


                                         By:  /s/ Daniel Bernard
                                             ----------------------
                                         Name:  Daniel Bernard
                                         Title:  Vice President



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         CALYON NEW YORK BRANCH,
                                         as a Lender


                                         By:  /s/ Scott R. Chappelka
                                             ----------------------
                                         Name:  Scott R. Chappelka
                                         Title:  Director


                                         By:  /s/ Phillip Schubert
                                             ----------------------
                                         Name:  Phillip Schubert
                                         Title:  Director



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement

                                         BROWN BROTHERS HARRIMAN & CO., as a
                                         Lender


                                         By:  /s/ John D. Rogers
                                             ----------------------
                                         Name:  John D. Rogers
                                         Title:  Senior Vice President



                                Signature Page to
                     Amendment No. 1 to Credit Agreement and
                      Amendment No. 1 to Guaranty Agreement